UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 6, 2020

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2020, Kian Granmayeh was appointed by Tellurian Inc. (“Tellurian” or the “Company”) as its Chief Financial Officer, replacing Antoine Lafargue in that role. Mr. Lafargue will join the marketing group as Senior Vice President of LNG Marketing to advance the commercialization of the Driftwood project. Mr. Granmayeh, 41, began at Tellurian as a consultant to the Chief Financial Officer in January 2019 and was appointed as its Director of Special Projects in July 2019 and as the Company’s Director of Investor Relations in August 2019. Prior to joining Tellurian, he worked at Apache Corporation from May 2014 until February 2018, including as Manager of Investor Relations (July 2016 to February 2018), Manager of Strategic Planning (January 2015 to June 2016) and Manager of Project Execution (May 2014 to December 2014). Prior to that, he was an Associate, and then a Vice President, at Lazard Frères & Co. from 2009 to 2014. He holds a B.A. from Columbia University and an M.B.A. from Rice University. There are no family relationships between Mr. Granmayeh and any director or executive officer of Tellurian, and there are no transactions between Mr. Granmayeh and the Company that require disclosure pursuant to Item 404 of Regulation S-K.

In connection with his appointment as Chief Financial Officer, Mr. Granmayeh will receive an annual base salary of $380,000 with a target bonus equal to 100% of base salary and a “stretch” bonus equal to 150% of base salary. He will also receive approximately 400,000 restricted stock units.

Item 7.01   Regulation FD Disclosure.

On each of March 2, 2020 and March 9, 2020, Tellurian issued a press release regarding the Company’s plans for operating discipline and certain changes to the Company’s management team, respectively. Copies of the press releases are furnished as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release, dated as of March 2, 2020

99.2	Press release, dated as of March 9, 2020

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

By:	/s/ Meg A. Gentle
Name:	Meg A. Gentle
Title:	President and Chief Executive Officer

Date: March 9, 2020